EXHIBIT 32.1

906 CERTIFICATION

The undersigned certify pursuant to 18 U.S.C.ss.1350, that:

         (1) The accompanying Annual Report on Form 10-K for the period ended August 31, 2003, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the accompanying Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




         Date: November 26, 2003                /s/ David H. Roche
                                                -----------------------------
                                                President and Chief
                                                 Executive Officer


                                                /s/ Steven M. Caspers
                                                -----------------------------
                                                Executive Vice President and
                                                Chief Financial Officer


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